SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of report:
                                January 30, 2001
                        Date of earliest event reported:
                                January 30, 2001



                                   PFIZER INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                    001-03619              13-5315170
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  (State or other jurisdiction       (Commission File       (I.R.S. Employer
       of incorporation)                 Number)           Identification No.)



        235 East 42nd Street, New York, New York                  10017
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        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (212) 573-2323



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         (Former name or former address, if changed since last report.)

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Item 5.     Other Events.

On January 30, 2001, Pfizer Inc. entered into an indenture with The Chase Manhattan Bank. The indenture is included as Exhibit 4 and is incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-48382) as an exhibit to such Registration Statement.



Item 7(c).  Exhibits.

4 Indenture, dated as of January 30, 2001, between Pfizer Inc. and The Chase Manhattan Bank.

                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.



                                   PFIZER INC.
                                   --------------------------------------------
                                   (Registrant)



Date:  January 30, 2001            /s/ Margaret M. Foran
                                   --------------------------------------------
                                   Name: Margaret M. Foran
                                   Title: Vice President - Corporate Governance

                                  EXHIBIT INDEX


Exhibit 4  -  Indenture, dated as of January 30, 2001, between Pfizer Inc. and
              The Chase Manhattan Bank.